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                                                                    EXHIBIT 23.2


                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-30277) of Knoll, Inc. of our report dated January 15, 1996, appearing on page F-3 of this Form 10-K.

/s/ Price Waterhouse LLP

Pittsburgh, Pennsylvania
March 26, 1998